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                                                                     Exhibit (n)


INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in the registration statement of __________. on Form N-2 of our report dated June __, 2001, and to the reference to us under the captions "Financial Highlights" and "Independent Auditors" in the Prospectus and "Financial Statements" in the Statement of Additional Information, which is part of such Registration Statement.


June __, 2001




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